Fees Summary	Jun. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 594,708,000.00
Previously Paid Amount	0.00
Total Fee Amount	91,049.79
Total Offset Amount	0.00
Net Fee	$ 91,049.79
Final Prospectus	false